SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2004

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE
(State or other jurisdiction            0-4339                   63-0250005
      of incorporation)        (Commission File Number)    (IRS Employer ID No.)

    One Golden Flake Drive, Birmingham, Alabama                    35205
          (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (205) 458-7316


 The Park Building, 2140 11th Avenue South, Suite 208, Birmingham, Alabama 35205
          (Former name or former address, if changed since last report)



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TABLE OF CONTENTS
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ITEM 5. OTHER EVENTS




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ITEM 5. OTHER EVENTS

     On March 1, 2004, Golden Enterprises, Inc. issued a press release announcing the relocation of its executive offices. In the press release, Golden Enterprises also announced the retirement of John H. Shannon as its Chief Financial Officer, Vice President and Secretary, and the promotion of Patty Townsend to Chief Financial Officer, Vice President and Secretary. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized. Dated March 1, 2004.


                                             GOLDEN ENTERPRISES, INC.

                                             By: /s/Patty Townsend
                                             -----------------------------------
                                                 Patty Townsend
                                                 Vice President, CFO & Secretary